Exhibit 10.1

AOL Advertising 770 Broadway - 6th Floor New York, NY 10003 5/24/12 10:18 AM

Advertising Insertion Order

CONTRACT INFORMATION	BILLING CONTRACT INFORMATION	SUMMARY
Advertiser: Local.com	Primary Contact: ATTN: ACCOUNTS PAYABLE	Total Gross: N/A
Plan Name: Local.com Search 2012-2013	Company Name: LOCAL.COM	Total Net: N/A
Plan ID: 10037603	Address: 7555 IRVINE CENTER DRIVE	All prices shown are: Net
Plan Version: 3	City, State/Province: IRVINE, CA	Agency Commission: $0.00
AOL Sales Contact: Jason A. Costes	Postal Code, Country: 92618-2930, US	Agency Commission%: 0%
Start Date: 6/1/12	Email: billing@local.com	Total Guaranteed Impressions: 0
End Date: 5/31/13	Phone: 949-784-0800	Billing Data Source: AOL Advertising
Fax:
Billing Method: Bill on Actuals

CREATIVE SPECS

Detailed Specs available at http://advertising.aol.com/ad-specs

MEDIA PLAN DETAILS

LineItem#	ProductName/ChargeType	Targeting	Line Item Notes	Start	End	ValueType	CostType	Rate	Quantity	TotalCost
947436	AOL Search Marketplace		[***]	6/1/12	5/31/13	Paid Media	BID	N/A	N/A	[***]
947437	AOL Search Marketplace		[***]	6/1/12	5/31/13	Paid Media	BID	N/A	N/A	[***]
947438	AOL Search Marketplace		[***]	6/1/12	5/31/13	Paid Media	BID	N/A	N/A	[***]
947439	AOL Search Marketplace		[***]	6/1/12	5/31/13	Paid Media	BID	N/A	N/A	[***]
947440	AOL Search Marketplace		[***]	6/1/12	5/31/13	Paid Media	BID	N/A	N/A	[***]
947441	AOL Search Marketplace		[***]	6/1/12	5/31/13	Paid Media	BID	N/A	N/A	[***]
947442	AOL Search Marketplace		[***]	6/1/12	5/31/13	Paid Media	BID	N/A	N/A	[***]
947443	AOL Search Marketplace		[***]	6/1/12	5/31/13	Paid Media	BID	N/A	N/A	[***]
947444	AOL Search Marketplace		[***]	6/1/12	5/31/13	Paid Media	BID	N/A	N/A	[***]
947445	AOL Search Marketplace		[***]	6/1/12	5/31/13	Paid Media	BID	N/A	N/A	[***]
947446	AOL Search Marketplace		[***]	6/1/12	5/31/13	Paid Media	BID	N/A	N/A	[***]
947447	AOL Search Marketplace		[***]	6/1/12	5/31/13	Paid Media	BID	N/A	N/A	[***]
947448	AOL Search Marketplace		[***]	6/1/12	5/31/13	Paid Media	BID	N/A	N/A	[***]

***	- Portions of this page have been omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

10037603(3) Page 1/4

Advertising Insertion Order	AOL Advertising 770 Broadway - 6th Floor New York, NY 10003 5/24/12 10:18 AM

LineItem#	ProductName/ChargeType	Targeting	Line Item Notes	Start	End	ValueType	CostType	Rate	Quantity	TotalCost
947449	AOL Search Marketplace		[***]	6/1/12	5/31/13	Paid Media	BID	N/A	N/A	[***]
947450	AOL Search Marketplace		[***]	6/1/12	5/31/13	Paid Media	BID	N/A	N/A	[***]
947451	AOL Search Marketplace		[***]	6/1/12	5/31/13	Paid Media	BID	N/A	N/A	[***]
947452	AOL Search Marketplace		[***]	6/1/12	5/31/13	Paid Media	BID	N/A	N/A	[***]
947453	AOL Search Marketplace		[***]	6/1/12	5/31/13	Paid Media	BID	N/A	N/A	[***]
947454	AOL Search Marketplace		[***]	6/1/12	5/31/13	Paid Media	BID	N/A	N/A	[***]
947455	AOL Search Marketplace		[***]	6/1/12	5/31/13	Paid Media	BID	N/A	N/A	[***]
947456	AOL Search Marketplace		[***]	6/1/12	5/31/13	Paid Media	BID	N/A	N/A	[***]
947457	AOL Search Marketplace		[***]	6/1/12	5/31/13	Paid Media	BID	N/A	N/A	[***]
947458	AOL Search Marketplace		[***]	6/1/12	5/31/13	Paid Media	BID	N/A	N/A	[***]
947459	AOL Search Marketplace		[***]	6/1/12	5/31/13	Paid Media	BID	N/A	N/A	[***]
947460	AOL Search Marketplace		[***]	6/1/12	5/31/13	Paid Media	BID	N/A	N/A	[***]
947461	AOL Search Marketplace		[***]	6/1/12	5/31/13	Paid Media	BID	N/A	N/A	[***]
947462	AOL Search Marketplace		[***]	6/1/12	5/31/13	Paid Media	BID	N/A	N/A	[***]
947463	AOL Search Marketplace		[***]	6/1/12	5/31/13	Paid Media	BID	N/A	N/A	[***]
947464	AOL Search Marketplace		[***]	6/1/12	5/31/13	Paid Media	BID	N/A	N/A	[***]
947465	AOL Search Marketplace		[***]	6/1/12	5/31/13	Paid Media	BID	N/A	N/A	[***]
947466	AOL Search Marketplace		[***]	6/1/12	5/31/13	Paid Media	BID	N/A	N/A	[***]
947467	AOL Search Marketplace		[***]	6/1/12	5/31/13	Paid Media	BID	N/A	N/A	[***]
947468	AOL Search Marketplace		[***]	6/1/12	5/31/13	Paid Media	BID	N/A	N/A	[***]
947469	AOL Search Marketplace		[***]	6/1/12	5/31/13	Paid Media	BID	N/A	N/A	[***]
947470	AOL Search Marketplace		[***]	6/1/12	5/31/13	Paid Media	BID	N/A	N/A	[***]
947471	AOL Search Marketplace		[***]	6/1/12	5/31/13	Paid Media	BID	N/A	N/A	[***]
947472	AOL Search Marketplace		[***]	6/1/12	5/31/13	Paid Media	BID	N/A	N/A	[***]
947473	AOL Search Marketplace		[***]	6/1/12	5/31/13	Paid Media	BID	N/A	N/A	[***]
947474	AOL Search Marketplace		[***]	6/1/12	5/31/13	Paid Media	BID	N/A	N/A	[***]
947475	AOL Search Marketplace		[***]	6/1/12	5/31/13	Paid Media	BID	N/A	N/A	[***]
947476	AOL Search Marketplace		[***]	6/1/12	5/31/13	Paid Media	BID	N/A	N/A	[***]
947477	AOL Search Marketplace		[***]	6/1/12	5/31/13	Paid Media	BID	N/A	N/A	[***]
947478	AOL Search Marketplace		[***]	6/1/12	5/31/13	Paid Media	BID	N/A	N/A	[***]

10037603(3) Page 2/4

***	- Portions of this page have been omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

Advertising Insertion Order	AOL Advertising 770 Broadway - 6th Floor New York, NY 10003 5/24/12 10:18 AM

LineItem#	ProductName/ChargeType	Targeting	Line Item Notes	Start	End	ValueType	CostType	Rate	Quantity	TotalCost
947479	AOL Search Marketplace		[***]	6/1/12	5/31/13	Paid Media	BID	N/A	N/A	[***]
947480	AOL Search Marketplace		[***]	6/1/12	5/31/13	Paid Media	BID	N/A	N/A	[***]
947481	AOL Search Marketplace		[***]	6/1/12	5/31/13	Paid Media	BID	N/A	N/A	[***]
947482	AOL Search Marketplace		[***]	6/1/12	5/31/13	Paid Media	BID	N/A	N/A	[***]
947483	AOL Search Marketplace		[***]	6/1/12	5/31/13	Paid Media	BID	N/A	N/A	[***]
947484	AOL Search Marketplace		[***]	6/1/12	5/31/13	Paid Media	BID	N/A	N/A	[***]
947485	AOL Search Marketplace		[***]	6/1/12	5/31/13	Paid Media	BID	N/A	N/A	[***]
947486	AOL Search Marketplace		[***]	6/1/12	5/31/13	Paid Media	BID	N/A	N/A	[***]
947487	AOL Search Marketplace		[***]	6/1/12	5/31/13	Paid Media	BID	N/A	N/A	[***]
947488	AOL Search Marketplace		[***]	6/1/12	5/31/13	Paid Media	BID	N/A	N/A	[***]
947489	AOL Search Marketplace		[***]	6/1/12	5/31/13	Paid Media	BID	N/A	N/A	[***]
								Totals	N/A	N/A
								TR/X MS	Plan Value:	[***]

GENERAL COMMENTS

TERMS AND CONDITIONS

This insertion Order will be governed by the AAAA/IAB Standard Terms and Conditions for Internet Advertising for Media Buys One Year or Less, version 3.0 (the “Standard Terms”), and any additional terms attached hereto or referenced via URL (the “AOL Additional Terms”). This insertion Order will be governed by the laws of the State of New York. If an Advertiser is signing this Insertion Order with no Agency representation, all references in this Insertion Order and the Standard Terms to “Agency” will be deemed to mean Advertiser. All impressions specified in this Insertion Order will be delivered through the AOL Network, which is defined as any web site, product, service, or site owned, operated, distributed, or authorized to be distributed by or through AOL Inc., AOL Advertising Inc. or any AOL affiliate worldwide, including any third party interactive site(s) on which AOL distributes or is authorized to distribute Advertisements. AOL Additional terms that apply to the inventory specified herein are incorporated by reference and can be found at http://adspecs.aol.com/terms-conditions/current-terms-conditions/aol-advertising-inc-additional-terms-advertising-insertion

AUTHORIZED SIGNATURES

In order to bind the parties to this agreement, their duly authorised representatives have signed their names below on the dates indicated. This agreement (including the Standard Terms incorporated by) reference shall be binding on both parties when signed on behalf of each party and delivered to the other party (which delivery may be accomplished by facsimile transmission of the signature pages hereto).

Client will be billed on a CPC, bid-for-position model only.

The only additional terms that apply are the Search Marketplace terms.

TR/X MS

10037603(3) Page 3/4

***	- Portions of this page have been omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

AOL Advertising

770 Broadway - 6th Floor

New York, NY 10003

5/24/12 10:18 AM

Advertising Insertion Order

AOL Advertising Inc.		CUSTOMER OR AGENCY

By:	/s/ Jim Norton	By:	/s/ Michael Sawtell
(signature)
Print Name:	Jim Norton,	Print Name:	MICHAEL SAWTELL
(print or type)
Title:	Vice President	Title:	PRESIDENT/COO
	AOL Advertising, Inc.		(print or type)
Date:	5/24/12	Date:	5/29/12

		Contract	#36

10037603(3) Page 4 / 4

***	- Portions of this page have been omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.